                                                                    EXHIBIT 99.3

                                                   [GEORGIA-PACIFIC GROUP LOGO]

                                                    SALES BY OPERATING SEGMENT
                                                           DECEMBER 2000

  FIRST QUARTER      SECOND QUARTER      THIRD QUARTER                                      FOURTH QUARTER         FULL YEAR
ACTUAL     1999     ACTUAL     1999     ACTUAL    1999        ($ IN MILLIONS)              ACTUAL      1999     ACTUAL    1999
------    ------    ------    ------    ------   ------                                    ------     ------    ------   -------

$2,132    $2,036    $2,220    $2,411    $1,965   $2,412    BUILDING PRODUCTS                $1,642    $2,060   $ 7,959   $ 8,919

   658       552       680       601       667      643    CONTAINERBOARD AND PACKAGING        640       650     2,645     2,446

 2,252       553     2,226       584     2,309    2,224    BLEACHED PULP AND PAPER           2,212     2,140     8,999     5,501

   483       370       469       372       498      352    CONSUMER PRODUCTS                 1,020       456     2,470     1,550

     1         1         -         -         1        1    ALL OTHER                             1         -         3         2
------    ------    ------    ------    ------   ------                                     ------    ------   -------   -------
$5,526    $3,512    $5,595    $3,968    $5,440   $5,632    TOTAL OPERATIONS                 $5,515    $5,306   $22,076   $18,418
======    ======    ======    ======    ======   ======                                     ======    ======   =======   =======

                         [GEORGIA-PACIFIC GROUP LOGO]
                         OPERATING PROFITS BY SEGMENT
                                 DECEMBER 2000

                   ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)




    FIRST QUARTER        SECOND QUARTER        THIRD QUARTER                                                    FOURTH QUARTER
  ACTUAL      1999     ACTUAL       1999     ACTUAL      1999                                                ACTUAL         1999
  ------      ----     ------       ----     -----       ----                                                ------         ----
$    205  $    266   $    180   $    399    $    41   $    337    BUILDING PRODUCTS                             $(49)    $    200
     131        35        141         76        141         83    CONTAINERBOARD AND PACKAGING                    99          130
     115       (31)       141         (8)       158         82    BLEACHED PULP AND PAPER                         54          102
      52        44         48         34         69         35    CONSUMER PRODUCTS                               64           57
     (56)      (53)       (53)       (59)       (69)       (51)   ALL OTHER                                      (60)         (88)
       -         -          -          -          -          -    OTHER LOSS                                    (204)/1/        -
 -------  --------   --------   --------    -------   --------    -----------------------------------------  -------     --------
     447       261        457        442        340        486    TOTAL OPERATIONS                               (96)         401
 -------  --------   --------   --------    -------   --------    -----------------------------------------  -------     --------
    (135)      (93)      (135)       (89)      (128)      (116)   INTEREST                                      (197)        (128)
 -------  --------   --------   --------    -------   --------                                               -------     --------
     312       168        322        353        212        370    INCOME (LOSS) BEFORE INCOME TAXES             (293)         273
    (118)      (69)      (116)      (141)       (82)      (140)  (PROVISION) BENEFIT FOR INCOME TAXES            106          (98)
--------  --------   --------   --------    -------   --------    -----------------------------------------  -------     --------
$    194  $     99   $    206   $    212    $   130   $    230    NET INCOME (LOSS)                            $(187)    $    175
========  ========   ========   ========    =======   ========    -----------------------------------------  =======     ========

                                                                  BASIC EARNINGS (LOSS) PER COMMON SHARE:
$   1.13  $   0.57   $   1.21   $   1.23   $   0.76   $   1.34    NET INCOME (LOSS)                           $(0.98)    $   1.02
$   1.13  $   0.57   $   1.21   $   1.23   $   0.76   $   1.34    NET INCOME (LOSS), EXCLUDING OTHER LOSS     $(0.30)    $   1.02
 171,773   172,597    170,576    171,769    170,574    171,418    WEIGHTED AVERAGE SHARES (THOUSAND)         190,419      171,430

                                                                  DILUTED EARNINGS (LOSS) PER COMMON SHARE:
$   1.11  $   0.56   $   1.20   $   1.20   $   0.76   $   1.31    NET INCOME (LOSS)                           $(0.98)    $   1.00
$   1.11  $   0.56   $   1.20   $   1.20   $   0.76   $   1.31    NET INCOME (LOSS), EXCLUDING OTHER LOSS     $(0.30)    $   1.00
 174,752   175,392    172,368    176,447    171,082    175,942    WEIGHTED AVERAGE SHARES (THOUSAND)         190,419      175,028



                                                  FULL YEAR
                                             ACTUAL        1999
                                             ------        ----
 BUILDING PRODUCTS                         $    377     $ 1,202
 CONTAINERBOARD AND PACKAGING                   512         324
 BLEACHED PULP AND PAPER                        468         145
 CONSUMER PRODUCTS                              233         170
 ALL OTHER                                     (238)       (251)
 OTHER LOSS                                    (204)/1/       -
 ----------------------------------------- --------     -------
 TOTAL OPERATIONS                             1,148       1,590
 ----------------------------------------- --------     -------
 INTEREST                                      (595)       (426)
                                           --------     -------
 INCOME (LOSS) BEFORE INCOME TAXES              553       1,164
(PROVISION) BENEFIT FOR INCOME TAXES           (210)       (448)
 ----------------------------------------- --------    --------
 NET INCOME (LOSS)                         $    343    $    716
 ----------------------------------------- ========    ========

 BASIC EARNINGS (LOSS) PER COMMON SHARE:
 NET INCOME (LOSS)                         $   1.95    $   4.17
 NET INCOME (LOSS), EXCLUDING OTHER LOSS   $   2.68    $   4.17
 WEIGHTED AVERAGE SHARES (THOUSAND)         175,835     171,808

 DILUTED EARNINGS (LOSS) PER COMMON SHARE:
 NET INCOME (LOSS)                          $   1.94   $   4.07
 NET INCOME (LOSS), EXCLUDING OTHER LOSS    $   2.67   $   4.07
 WEIGHTED AVERAGE SHARES (THOUSAND)          176,900    175,924

/1/Other loss includes a pretax loss of ($204) million (after-tax ($129) million or ($0.68) diluted loss per share for the 4th quarter and ($0.73) diluted loss per share for the full year) from the write down of the GP Tissue LLC assets.

                         [GEORGIA-PACIFIC GROUP LOGO]


                       EARNINGS BEFORE UNUSUAL ITEMS AND
                             IMPACT OF FORT JAMES


                                                              FOURTH QUARTER 2000
                                                        -------------------------------
                                                         INCOME                DILUTED
                                                         (LOSS)                EARNINGS
                                                         BEFORE       NET       (LOSS)
    ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)            INCOME      INCOME       PER
                                                         TAXES       (LOSS)      SHARE
                                                        --------     -------    -------
  LOSS AS REPORTED                                       $(293)      $(187)     $(0.98)

  WRITE-DOWN OF GEORGIA-PACIFIC TISSUE ASSETS              204         129
  OTHER UNUSUAL ITEMS, INCLUDING KALAMAZOO
    MILL SHUTDOWN COSTS                                     88          55
-----------------------------------------------------------------------------
  LOSS BEFORE UNUSUAL ITEMS                                 (1)         (3)      (0.02)
-----------------------------------------------------------------------------
  FORT JAMES RESULTS OF OPERATIONS                          34          22
  INTEREST ON ACQUISITION-RELATED DEBT                     (71)        (45)
-----------------------------------------------------------------------------
  NET IMPACT OF FORT JAMES                                 (37)        (23)      (0.12)
-----------------------------------------------------------------------------
  EARNINGS BEFORE UNUSUAL ITEMS AND
    IMPACT OF FORT JAMES                                 $  36       $  20      $ 0.10
-----------------------------------------------------------------------------

                         [GEORGIA-PACIFIC GROUP LOGO]

                           FINANCIAL DATA HIGHLIGHTS
                                 DECEMBER 2000

                                ($ IN MILLIONS)

                                      FIRST QUARTER        SECOND QUARTER    THIRD QUARTER     FOURTH QUARTER        FULL YEAR
                                   ACTUAL        1999     ACTUAL     1999   ACTUAL     1999   ACTUAL     1999     ACTUAL     1999
                                   ------        ----     ------     ----   ------     ----   ------     ----     ------     ----
   CASH FLOW HIGHLIGHTS
DEPRECIATION AND
 AMORTIZATION                     $   219     $   197    $   216  $   195  $   211  $   204  $   264  $   219    $   910  $   815

COST OF TIMBER HARVESTED               84          94         83       97       94      104       83       93        344      388

PROPERTY, PLANT &
 EQUIPMENT INVESTMENTS               (181)       (107)      (225)    (142)    (208)    (161)    (292)    (311)      (906)    (721)

TIMBER PURCHASES                      (91)        (80)       (87)     (89)     (95)    (105)     (91)     (98)      (364)    (372)

ACQUISITIONS                           (1)        (38)        (1)    (780)       -      (79)  (6,140)    (761)    (6,142)  (1,658)

SHARE REPURCHASES                     (50)        (83)       (12)    (123)       -      (40)       -      (11)       (62)    (257)

CASH DIVIDENDS PAID                   (21)        (21)       (22)     (22)     (21)     (22)     (21)     (21)       (85)     (86)

    BALANCE SHEET HIGHLIGHTS

PROPERTY, PLANT &
 EQUIPMENT, NET                     7,022       6,160      7,029    6,361    7,042    6,326   11,784    7,060     11,784    7,060

TOTAL ASSETS                       15,600      11,600     15,700   14,200   15,600   14,300   29,300   15,400     29,300   15,400

 SHORT-TERM DEBT -
  EXCLUDING SENIOR
  DEFERRABLE NOTES                  2,133       1,200      2,144    2,288    1,814    1,858    8,752    2,071      8,752    2,071

LONG-TERM DEBT - EXCLUDING
 SENIOR DEFERRABLE NOTES            3,986       3,382      3,947    3,937    3,942    3,514    6,455    3,983      6,455    3,983

SENIOR DEFERRABLE NOTES               863           -        863        -      863      863      863      863        863      863


[GEORGIA-PACIFIC GROUP LOGO]

                        2000 AVERAGE QUARTERLY PRICING
                                FOURTH QUARTER

                       QTR AVG PRICE
                                                             QTR1       QTR2       QTR3      QTR4
                                                             ----       ----       ----      ----
PLYWOOD $/MSF
2000 ACTUAL                                                   233        227        202       198
   1999 ACTUAL                                                254        268        275       231
--------------------------------------------------------------------------------------------------
SOUTH. SOFTWD LUMBER $/MBF
TREATED LUMBER
2000 ACTUAL                                                   476        485        472       452
   1999 ACTUAL                                                468        529        537       488

SOFTWOOD LUMBER
2000 ACTUAL                                                   325        300        277       246
   1999 ACTUAL                                                347        352        353       328
--------------------------------------------------------------------------------------------------
PARTICLEBOARD $/MSF
2000 ACTUAL                                                   291        292        289       271
   1999 ACTUAL                                                263        268        282       292
--------------------------------------------------------------------------------------------------
OSB $/MSF
2000 ACTUAL                                                   207        201        139       128
   1999 ACTUAL                                                169        229        241       186
--------------------------------------------------------------------------------------------------
GYPSUM-WALLBOARD $/MSF
2000 ACTUAL                                                   152        138        116        96
   1999 ACTUAL                                                129        139        147       156
--------------------------------------------------------------------------------------------------
PULP $/TON
   HARDWOOD BALES
2000 ACTUAL                                                   440        475        508       510
   1999 ACTUAL                                                300        331        370       406

   SOFTWOOD BALES
2000 ACTUAL                                                   452        490        524       513
   1999 ACTUAL                                                325        345        377       418

   FLUFF PULP - BRUNSWICK
2000 ACTUAL                                                   517        566        589       579
   1999 ACTUAL                                                379        397        439       475
--------------------------------------------------------------------------------------------------
CONTAINERBOARD $/TON
   LINERBOARD
2000 ACTUAL                                                   383        430        430       424
   1999 ACTUAL                                                297        342        363       381

   MEDIUM
2000 ACTUAL                                                   348        399        395       381
   1999 ACTUAL                                                226        272        321       342
--------------------------------------------------------------------------------------------------
PACKAGING $/TON
PACKAGING BOX PLANTS                                          694        735        737       736
   1999 ACTUAL                                                604        640        658       689
--------------------------------------------------------------------------------------------------
TOTAL TISSUE $/TON
2000 ACTUAL                                                 1,395      1,465      1,499     1,531
   1999 ACTUAL                                              1,402      1,410      1,357     1,303
--------------------------------------------------------------------------------------------------
COMMUNICATION PAPERS $/TON
TOTAL PAPER
2000 ACTUAL                                                   732        755        727       745
   1999 ACTUAL                                                632        652        680       732
--------------------------------------------------------------------------------------------------


                         [GEORGIA-PACIFIC GROUP LOGO]

                                   SHIPMENTS
                                 DECEMBER 2000

                                                                QUARTERLY SHIPMENTS                       ANNUAL CAPACITY
                                             --------------------------------------------------------    -------------------
                                                QTR 1       QTR 2      QTR 3      QTR 4       YTD         As of Jan. 1, 2000
                                                -----       -----      -----      -----      -----       -------------------
PLYWOOD MSF
   TOTAL PLYWOOD
DECEMBER 2000                                1,371,790    1,375,446  1,360,288  1,276,785  5,384,309          5,506,000
   1999 ACTUAL                               1,395,355    1,388,255  1,296,497  1,233,897  5,314,004
----------------------------------------------------------------------------------------------------------------------------
SOUTH. SOFTWD LUMBER MBF
TREATED LUMBER
DECEMBER 2000                                  198,050      266,642    186,873    117,104    768,669           600,000
   1999 ACTUAL                                 110,797      237,250    143,964    103,196    595,207

SOFTWOOD LUMBER
DECEMBER 2000                                  521,683      472,080    481,835    407,440  1,883,038         2,127,000
   1999 ACTUAL                                 460,375      529,932    451,635    451,970  1,893,912
----------------------------------------------------------------------------------------------------------------------------
PARTICLEBOARD MSF
DECEMBER 2000                                  300,281      307,255    269,399    234,419  1,111,354         1,233,000
   1999 ACTUAL                                 295,655      306,890    297,273    295,923  1,195,741
----------------------------------------------------------------------------------------------------------------------------
OSB MSF
DECEMBER 2000                                  440,734      508,968    484,603    452,581  1,886,886         1,830,000
   1999 ACTUAL                                 450,251      497,295    495,019    430,483  1,873,048
----------------------------------------------------------------------------------------------------------------------------
GYPSUM-WALLBOARD MSF
DECEMBER 2000                                1,181,635    1,232,645  1,180,500  1,126,288  4,721,068         6,766,000
   1999 ACTUAL                               1,535,846    1,547,772  1,546,046  1,474,000  6,103,664
----------------------------------------------------------------------------------------------------------------------------
PULP TONS (short tons)
  HARDWOOD BALES
DECEMBER 2000                                  119,467      105,419    135,980    104,096    464,962           855,000
   1999 ACTUAL                                  94,307      125,884    132,514    113,431    466,136

  SOFTWOOD BALES
DECEMBER 2000                                  104,060      126,431    114,989    127,716    473,196           550,000
   1999 ACTUAL                                  92,691      116,568    115,572    114,154    438,985

  FLUFF PULP - BRUNSWICK
DECEMBER 2000                                  169,568      163,517    185,773    175,880    694,738           600,000
   1999 ACTUAL                                 162,775      179,156    165,536    180,280    687,747
----------------------------------------------------------------------------------------------------------------------------
CONTAINERBOARD TONS
  LINERBOARD
DECEMBER 2000                                  663,915      647,378    636,445    629,741  2,577,479         2,752,000
   1999 ACTUAL                                 676,228      700,356    685,898    698,267  2,760,749

  MEDIUM
DECEMBER 2000                                  228,454      233,791    210,025    222,625    894,895         1,041,000
   1999 ACTUAL                                 252,023      250,814    248,117    266,819  1,017,773
----------------------------------------------------------------------------------------------------------------------------
PACKAGING BOX PLANTS
DECEMBER 2000                                  583,221      588,599    576,028    543,277  2,291,125         2,883,000
   1999 ACTUAL                                 586,135      604,495    609,071    579,192  2,378,893
----------------------------------------------------------------------------------------------------------------------------
TOTAL TISSUE TONS
DECEMBER 2000                                  254,558      228,910    244,880    497,582  1,225,930         1,042,000
   1999 ACTUAL                                 180,142      178,179    172,680    247,893    778,894
----------------------------------------------------------------------------------------------------------------------------
COMMUNICATION PAPERS TONS
TOTAL PAPER
DECEMBER 2000                                  557,227      517,856    571,446    528,489  2,175,018         2,294,000
   1999 ACTUAL                                 545,015      520,793    589,377    508,456  2,163,641
----------------------------------------------------------------------------------------------------------------------------

            [THE TIMBER COMPANY LOGO]  [GEORGIA-PACIFIC GROUP LOGO]

                              RESULTS BY SEGMENT
                                 DECEMBER 2000

 FIRST QUARTER    SECOND QUARTER     THIRD QUARTER                                              FOURTH QUARTER       FULL YEAR
 ACTUAL   1999    ACTUAL    1999     ACTUAL    1999                                             ACTUAL    1999     ACTUAL    1999
 ------  ------   ------   ------    ------   ------                                            ------   ------    ------   ------
                                             ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

 $  75   $  96    $  68    $  96     $  64    $  95   OPERATING INCOME                          $  96   $  84      $ 303   $ 371
     -       -        -       84 /1/     -        -   OTHER INCOME                                  -     271 /2/      -     355 /3/
 -----   -----    -----    -----     -----    -----                                             -----   -----      -----   -----

    75      96       68      180        64       95   TIMBER SEGMENT                               96     355        303     726

   (10)    (18)     (11)     (17)      (12)     (17)  INTEREST                                    (11)    (17)       (44)    (69)
 -----   -----    -----    -----     -----    -----                                             -----   -----      -----   -----

    65      78       57      163        52       78   INCOME BEFORE INCOME TAXES                   85     338        259     657

   (25)    (31)     (23)     (64)      (20)     (29)  PROVISION FOR INCOME TAXES                  (29)   (133)       (97)   (257)
 -----   -----    -----    -----     -----    -----                                             -----   -----      -----   -----

 $  40   $  47    $  34    $  99     $  32    $  49   NET INCOME                                $  56   $ 205      $ 162   $ 400
 =====   =====    =====    =====     =====    =====                                             =====   =====      =====   =====

                                                      BASIC EARNINGS PER COMMON SHARE:
 $0.49   $0.54    $0.42    $1.17     $0.40    $0.59   NET INCOME                                $0.70   $2.48      $2.01   $4.75

82,280  86,432   80,510   84,623    79,927   82,805   WEIGHTED AVERAGE SHARES (THOUSANDS)      80,103  82,644     80,705  84,139

                                                      DILUTED EARNINGS PER COMMON SHARE:
 $0.49   $0.54    $0.42    $1.16      $0.40   $0.59   NET INCOME                                $0.69   $2.47      $2.00   $4.73

82,471  86,554   80,871   85,309     80,985  83,437   WEIGHTED AVERAGE SHARES (THOUSANDS)      80,704  83,068     81,116  84,606

 $  40   $  47    $  34    $  49      $  32   $  49   NET INCOME Excluding Other Income         $  56   $  40      $ 162   $ 185

 $0.49   $0.54    $0.42    $0.58      $0.40   $0.59   BASIC Excluding Other Income PER SHARE    $0.70   $0.48      $2.01   $2.20

 $0.49   $0.54    $0.42    $0.57      $0.40   $0.59   DILUTED Excluding Other Income PER SHARE  $0.69   $0.48      $2.00   $2.19

/1/Other income includes a pretax gain of $84 million (after-tax $50 million or $0.59 diluted earnings per share) from the sale of the Maine and New Brunswick timberlands.
/2/Other income includes a pretax gain of $271 million (after-tax $165 million or $1.99 diluted earnings per share) from the sale of the California timberlands.
/3/Other income includes a pretax gain of $355 million (after-tax $215 million or $2.54 diluted earnings per share) from the sale of the Maine, New Brunswick and California timberlands.

[LOGO] THE TIMBER COMPANY          [GP LOGO]
--------------------------------------------

                           FINANCIAL DATA HIGHLIGHTS
                                 DECEMBER 2000
                                ($ IN MILLIONS)

                                          FIRST QUARTER     SECOND QUARTER    THIRD QUARTER     FOURTH QUARTER    YEAR-TO-DATE
                                         ACTUAL     1999   ACTUAL     1999   ACTUAL     1999   ACTUAL     1999   ACTUAL     1999
                                         ------     ----   ------     ----   ------     ----   ------     ----   ------     ----
   CASH FLOW HIGHLIGHTS
DEPRECIATION                             $    1   $    1   $    2   $    2   $    1   $    2   $    1   $    1   $    5   $    6

DEPLETION                                     6       10        5        9        5       10        6        7       22       36

(GAIN) ON SALE AND EXCHANGE OF ASSETS       (10)      (4)     (12)      (7)     (15)     (17)     (41)     (23)     (78)     (51)

TIMBER AND TIMBERLANDS INVESTMENTS          (13)      (8)     (24)     (17)     (10)     (23)     (12)     (30)     (59)     (78)

SHARE REPURCHASES                           (21)     (31)     (57)     (62)       -      (31)       -       (7)     (78)    (131)

CASH DIVIDENDS PAID                         (21)     (22)     (20)     (21)     (20)     (20)     (20)     (21)     (81)     (84)

   BALANCE SHEET HIGHLIGHTS

TOTAL ASSETS                              1,500    1,200    1,500    1,200    1,600    1,200    1,600    1,500    1,600    1,500

DEBT                                        967      989    1,027      963      978      967      640      970      640      970


[LOGO] THE TIMBER COMPANY          [GP LOGO]

                               TIMBER SALES DATA
                           2000 Selected Sales Data

------------------------------------------------------------------------------------------------------------------------------------
                                                              ACTUAL
------------------------------------------------------------------------------------------------------------------------------------
                                            QTR1 00  QTR1 99  QTR2 00  QTR2 99  QTR3 00  QTR3 99  QTR4 00  QTR4 99  FY 2000  FY 1999
                                            -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
VOLUME (in thousand tons) /1/
   Softwood sawtimber                         1,488    2,235    1,503    1,991    1,349    1,923    1,349    1,370    5,689    7,519
   Hardwood sawtimber                            81      141      108      120      183      195      112      151      484      607
   Softwood pulpwood                            941    1,163      963    1,122    1,081    1,158    1,121    1,004    4,106    4,447
   Hardwood pulpwood                            328      528      363      477      491      705      363      610    1,545    2,320
                                             ------   ------   ------   ------   ------   ------   ------   ------  -------  -------
     TOTAL VOLUME                             2,838    4,067    2,937    3,710    3,104    3,981    2,945    3,135   11,824   14,893

------------------------------------------------------------------------------------------------------------------------------------

SELLING PRICES (per ton) /1, 2/
   Softwood sawtimber                           $50      $47      $48      $50      $44      $50      $43      $52      $46      $49
   Hardwood sawtimber                            43       28       41       34       36       34       39       33       39       32
   Softwood pulpwood                             11       11       10       11        9       10        9       10       10       11
   Hardwood pulpwood                              5        6        5        4        4        5        4        5        4        5

     Weighted average price                     $32      $31      $30      $32      $25      $29      $25      $28      $28      $30

------------------------------------------------------------------------------------------------------------------------------------

/1/ Volumes and selling prices are for harvested timber and timber deeds sold to unaffiliated parties and excludes amounts related to uncut portions of timber deeds sold to Georgia-Pacific Group.

/2/ Per-ton selling prices are net of cut and haul costs for certain sales made on a delivered basis.